SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  November 25, 2014

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.

Other Events.

On November 25, 2014, PSB Holdings, Inc. (the “Company”) filed a Form 15 terminating the registration of the Company's Common Stock under Section l2(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company is relying on Section l2(g)(4) of the Exchange Act, as amended by the federal Jumpstart Our Business Startups Act (commonly referred to as the “JOBS Act”), to terminate its registration with respect to its class of shares of Common Stock.  Accordingly, the Company’s Section 12(g) registration will be terminated 90 days after the filing of the Form 15, whereupon the Company will have no further reporting obligations under the Exchange Act; provided, however, that, until the date of termination of its l2(g) registration, the Company is required to and will file all reports required by the Exchange Act Sections l3(a), 14, and 16.

The foregoing is qualified by reference to the letter to shareholders that is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit 99.1

Letter to shareholders dated November 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  November 25, 2014

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated November 25, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

99.1

Letter to shareholders dated November 25, 2014